                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              VIALOG CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

The following are the directors and executive officers of VIALOG:


                  Name                                           Position
                  ----                                           --------
Kim A. Mayyasi (1).......................  President, Chief Executive Officer, and Director
Michael E. Savage........................  Senior Vice President and Chief Financial Officer
Robert F. Saur...........................  Chief Information Officer
Robert F. Moore..........................  Senior Vice President, Core Services
Joanna M. Jacobson (2)...................  Director
David L. Lougee (1)......................  Director
Richard G. Hamermesh (1)(2)..............  Director
Edward M. Philip (2).....................  Director

------------------
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

The directors and executive officers of VIALOG have interests in the transactions, some of which may differ from, or may be in addition to, those of VIALOG's stockholders generally. Those interests include:

(1) in connection with the transaction, some members of VIALOG's management team may enter into employment and noncompetition agreements with Genesys;

(2) certain of the officers and directors of VIALOG own options to purchase shares of VIALOG common stock which will become vested and exercisable in connection with the transactions;

(3) Genesys has agreed to provide indemnification and director and officer liability insurance coverage to the directors and executive officers of VAILOG following the transaction; and

(4) VIALOG's Form 10-K for the period ended December 31, 1999 contains information regarding the security holdings of the directors and executive officers of VIALOG as of December 31, 1999.

The following are the directors and members of the management committee of
Genesys:


                         Name                                     Position
                         ----                                     --------
Francois Legros                                      Chief Executive Officer and Director
Jim Huzell                                           Chief Operating Officer
David Detert                                         Executive Vice President - Research and Development
Pierre Schwich                                       Executive Vice President - Finance
Margie Medalle                                       Executive Vice President - North America
Olivier Fourcade                                     Executive Vice President - Asia Pacific
Andrew Pearce                                        Executive Vice President - Europe
Mike Mayhew                                          Vice President - Platforming and Technology
Eric Blot                                            Managing Director - EBCS, SARL
Vertex, represented by Frankie Tan Siew Teck         Director
Jean-Jacques Henri Bertrand                          Director
Jean-Charles Georges Bouillet                        Director
Part Com SA, represented by Philippe Piriou          Director

Description of Transaction

On October 1, 2000, VIALOG Corporation, a Massachusetts corporation ("VIALOG"), entered into a definitive Merger Agreement (the "Merger Agreement") with Genesys SA, a corporation (societe anonym)organized under the laws of France ("Genesys Conferencing"), pursuant to which Genesys Conferencing will acquire VIALOG. As part of the transaction, Genesys Conferencing will apply for listing on the Nasdaq Stock Market of American Depositary Shares (ADSs) representing its underlying ordinary shares that VIALOG shareholders will be entitled to receive pursuant to the merger. To effect the acquisition, the Merger Agreement provides that VIALOG shareholders will receive the ADS equivalent of 0.2563 of a Genesys Conferencing ordinary share in exchange for each share of VIALOG common stock, subject to a "collar," which provides that VIALOG shareholders could receive the ADS equivalent of between 0.2183 Genesys Conferencing ordinary shares and 0.3352 Genesys Conferencing ordinary shares for each VIALOG share depending on the Genesys Conferencing share price at the closing of the acquisition as determined in accordance with the Merger Agreement. Based on the recent closing prices of Genesys Conferencing's ordinary shares, (i) the transaction is valued at approximately $241 million, or approximately $90 million in VIALOG debt plus $13.26 per VIALOG share, and (ii) VIALOG shareholders would own approximately 21 percent of Genesys Conferencing upon the closing of the acquisition. The closing of the acquisition, which is expected to occur in the first quarter of 2001, is subject to the approval of VIALOG shareholders, the approval of the issuance of the new Genesys Conferencing shares underlying the ADSs by Genesys Conferencing's shareholders, the listing of the ADSs on the Nasdaq Stock Market and other customary closing conditions. The Merger Agreement also provides that under certain circumstances, VIALOG will pay Genesys Conferencing a $5.25 million fee if the Merger Agreement is terminated.

Filings with the U.S. SEC

Genesys plans to file a Registration Statement on Form F-4 with the U.S. SEC in connection with the VIALOG transaction. The Form F-4 will contain an exchange offer prospectus, a proxy statement for VIALOG's special meeting and other documents. VIALOG plans to mail the proxy statement/prospectus contained in the Form F-4 to its stockholders. The Form F-4 and proxy statement/prospectus will contain important information about Genesys, VIALOG, the VIALOG transaction and related matters. Investors and stockholders should read the proxy statement/prospectus and the other documents filed with the U.S. SEC in connection with the VIALOG transaction carefully before they make any decision with respect to the VIALOG transaction. A copy of the merger agreement with respect to the VIALOG transaction has been filed by VIALOG as an exhibit to its Form 8-K dated October 2, 2000. The Form F-4, the proxy statement/prospectus, the Form 8-K and all other documents filed with the U.S. SEC in connection with the transaction will be available when filed free of charge at the U.S. SEC's web site at www.sec.gov. In addition, the proxy statement/prospectus, the Form 8-K and all other documents filed with the U.S. SEC in connection with the VIALOG transaction will be made available to investors free of charge by calling or writing to:

Genesys S.A.
Pierre Schwich - Chief Financial Officer
Le Regent - 4 rue Jues Ferry
BP1145
34008 Montpellier cedex 1
France
Phone: +33 (0)4 67 06 27 55
Email: pierre.schwich@genesys.com

VIALOG Corporation
Michael E. Savage - Chief Financial Officer
32 Crosby Drive
Bedford, MA 01730
United States
Phone: (781) 761-6200
Email: msavage@vialog.com

In addition to the Form F-4, the proxy statement/prospectus and the other documents filed with the U.S. SEC in connection with the VIALOG transaction, VIALOG is obligated to file annual, quarterly and special reports, proxy statements and other information with the U.S. SEC. You may read and copy any reports, statements and other information filed with the U.S. SEC at the U.S. SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the other public reference rooms in New York, New York and Chicago, Illinois. Please call the U.S. SEC at 1-800-SEC-0330 for further information on public reference rooms. Filings with the U.S. SEC also are available to the public from commercial document-retrieval services and at the web site maintained by the U.S. SEC at http//www.sec.gov.

Forward-Looking Statements

This document contains statements that constitute forward looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward looking statements are statements other than historical information or statements of current condition. These statements appear in a number of places in this document and include statements concerning the parties' intent, belief or current expectations regarding future events, including: the transactions; other transactions to which the parties may be a party; competition in the industry; changing technology and future demand for products; changes in business strategy or development plans; ability to attract and retain qualified personnel; worldwide economic and business conditions; regulatory, legislative and judicial developments; financing plans; and trends affecting the parties' financial condition or results of operations. Forward looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward looking statements as a result of various factors. Although management of the parties believe that their expectations reflected in the forward looking statements are reasonable based on information currently available to them, they cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward looking statements. In any event, these statements speak only as of the date of this document. The parties undertake no obligation to revise or update any of them to reflect events or circumstances after the date of this document, or to reflect new information or the occurrence of unanticipated events. Readers are referred to VIALOG's Annual Report to Stockholders and Genesys' and VIALOG's other filings with the U.S. SEC for a discussion of these and other important risk factors concerning the parties and their respective operations.

[LOGO] VIALOG,
The Conferencing Company


AT THE COMPANY:                     AT THE FINANCIAL RELATIONS BOARD:
Michael E. Savage           Marilyn Windsor     Doug Broderick          Tim Grace
Chief Financial Officer    General Inquiries   Analyst Inquiries     Media Inquiries
(781) 761-6200                (312) 640-6692      (312) 274-2266      (312) 274-2240

FOR IMMEDIATE RELEASE
MONDAY, OCTOBER 2, 2000


                 VIALOG TO BE ACQUIRED BY GENESYS CONFERENCING

               Combination Will Create Global Conferencing Force,
                No. 1 Independent Conferencing Company Worldwide


BEDFORD, Mass., October 2, 2000--Vialog Corporation (AMEX: VX), a leading provider of audio, video and Internet conferencing services, today announced it has reached a definitive agreement to be acquired by France-based Genesys S.A. (Genesys Conferencing) (Sicovam Code: 3955), the largest independent global teleconferencing specialist. The value of the transaction is approximately $241 million, or approximately $90 million in Vialog debt plus $13.26 per Vialog share, based on Genesys Conferencing's recent closing prices. The acquisition is expected to close during the first quarter of 2001 and will be immediately accretive to Genesys Conferencing's earnings.

Upon closing, the combined company will be the largest independent pure-play conferencing company in the $2 billion worldwide teleconferencing industry, which is growing at approximately a 25 percent annual rate in the United States and approximately 40 percent annually in Europe. The combined company will serve over 16,000 customers who will have access to a global solution for all of their conferencing needs, including reservation-less conferencing and Internet-based communications.

Under French Generally Accepted Accounting Principles (GAAP), Genesys Conferencing had 1999 revenues of equivalent $41.7 million, operating income of equivalent $1.5 million and earnings before interest, taxes, depreciation and amortization (EBITDA) of equivalent $6.2 million. Under U.S. GAAP, Vialog had 1999 revenues of $68.6 million, operating income of $5.7 million and EBITDA of $14.0 million, excluding an aggregate of $4.2 million in charges primarily related to restructuring charges and severance obligations. For the first six months of 2000, under French GAAP, Genesys Conferencing posted equivalent $36.7 million in revenues, operating income of equivalent $2.7 million and equivalent $6.2 million in EBITDA. Under U.S. GAAP, Vialog recorded $38.6 million in revenues, $5.1 million in operating income and $9.8 million in EBITDA for the first six months of 2000.

As part of the transaction, Genesys Conferencing will apply for listing on the Nasdaq stock market of American Depository Shares (ADSs) representing its underlying ordinary shares. The acquisition agreement provides that Vialog shareholders will receive the ADS equivalent of 0.2563 of a Genesys Conferencing ordinary share in exchange for each share of Vialog common stock, subject to a "collar," which provides that Vialog shareholders could receive the ADS equivalent of between 0.2183 Genesys Conferencing ordinary shares and 0.3352 Genesys Conferencing ordinary shares for each Vialog share depending on the Genesys Conferencing share price at the closing of the acquisition. Based on Genesys Conferencing's recent closing prices, Vialog shareholders would own approximately 21 percent of Genesys Conferencing upon the closing of the acquisition.

The closing of the acquisition is subject to the approval of Vialog's shareholders, the approval of the issuance of the new Genesys Conferencing shares underlying the ADSs by Genesys Conferencing's shareholders, the satisfaction of various regulatory requirements, the listing of the ADSs on the Nasdaq stock market and other customary closing conditions.

Additionally, utilizing Genesys Conferencing's banking relationships, commitments have been received to refinance Vialog's outstanding debt.

Kim Mayyasi, president and chief executive officer of Vialog, said, "We're extremely excited about the strategic benefits of the proposed acquisition. Joining forces with Genesys Conferencing provides a global solution for Vialog's more than 6,000 existing customers and gives us a competitive advantage to attract new ones."

Mayyasi added, "We are teaming up with a company that has access to extensive financial resources. With the combined capabilities of Genesys Conferencing and Vialog, we will remain on the leading edge of teleconferencing and web-based products and services and continue to grow the business at a double-digit rate."

Francois Legros, chairman and chief executive officer of Genesys Conferencing, said, "Genesys Conferencing continues to position itself as a leading independent global player in the conferencing industry in terms of market share and technology. With Vialog, we have reinforced our worldwide capabilities and have a shared vision of developing innovative products and Internet-based communications."

Legros, who will remain chairman and chief executive officer of Genesys Conferencing, announced that Mayyasi will become chief executive officer of Genesys Conferencing's U.S. operations. Margie Medalle, chief executive officer of Genesys Conferencing's existing US Operating Subsidiary Genesys Conferencing, Inc., will become president and chief operating officer.

"I am very confident in the ability of the combined U.S. management team to successfully integrate the companies. Both Kim and Margie are very talented managers who have completely turned around their companies in less than a year's time," Legros commented.

Legros also noted that refinancing Vialog's debt coupled with other synergies should generate approximately $5 million of annual cash cost savings. Within the past year, Vialog had already completed initiatives that are anticipated to generate over $8 million in annual cost savings beginning in 2001.

Video Presentation and Conference Call

Legros and Mayyasi will be hosting an online video presentation to discuss the transaction on Monday, October 2, 2000 at 11:00 a.m. EDT. To view the presentation, please visit: www.genesys.com/vialog. After the video presentation, investors are invited to attend a live dial-in conference call and Q&A session that will be held at 11:30 a.m. EDT. Please dial 877-679-9049 (toll free) or 952-556-2803 to attend the call.

About Vialog

Vialog is a leading provider of teleconferencing and messaging services, including audioconferencing, videoconferencing, web conferencing, voicemail broadcast, e-mail broadcast and fax broadcast. Vialog helps its more than 6,000 corporate customers communicate more professionally, efficiently and effectively by delivering superior customer service and an extensive range of enhanced and customized conferencing solutions. Vialog's common stock (symbol: VX) is quoted on AMEX. For more information, visit Vialog.com for direct, online access to Vialog's conferencing and messaging services.

About Genesys Conferencing

Genesys Conferencing is the world's leading independent specialist in the rapidly growing teleconferencing industry. The company offers state-of-the-art technology to customers in Europe, Asia-Pacific and North America. In 1999, Genesys Conferencing posted revenues of 47.4 million euros (equivalent U.S. $41.7 million). Genesys Conferencing is listed on the Noveau Marche in Paris. (Sicovam code: 3955). For more information, visit www.genesys.com.


            For further information regarding Vialog free of charge, via fax dial 1-800-PRO-INFO and use the company code VX.
           Or visit the Vialog Corporation website at www.vialog.com
                                                      --------------

   To schedule any of Vialog's services online, go to www.WebConferencing.com

US SEC Filings

Genesys Conferencing plans to file a Registration Statement on Form F-4 with the US SEC in connection with the Vialog transaction. The Form F-4 will contain an exchange offer prospectus, a proxy statement for Vialog's special meeting and other documents. Vialog plans to mail the proxy statement/prospectus contained in the Form F-4 to its stockholders. The Form F-4 and proxy statement/prospectus will contain important information about Genesys Conferencing, Vialog, the Vialog transaction and related matters. Investors and stockholders should read the proxy statement/prospectus and the other documents filed with the US SEC in connection with the Vialog transaction carefully before they make any decision with respect to the Vialog transaction. A copy of the merger agreement with respect to the Vialog transaction has been filed by Vialog as an exhibit to its Form 8-K dated October 2, 2000. The Form F-4, the proxy statement/prospectus, the Form 8-K and all other documents filed with the US SEC in connection with the transaction will be available when filed free of charge at the US SEC's web site at www.sec.gov. In addition, the proxy statement/prospectus, the Form 8-K and all other documents filed with the US SEC in connection with the Vialog transaction will be made available to investors free of charge by calling or writing to:


Genesys S.A.
Pierre Schwich
4 Rue Jules Ferry, BP 1145
34008 Montpellier, Cedex 1, France
Phone:  33 4 67062755
Email:  pierre.schwich@genesys.com

Vialog Corporation
Michael E. Savage
32 Crosby Drive
Bedford, MA  01730
Phone:  781-761-6200
Email:  msavage@vialog.com

In addition to the Form F-4, the proxy statement/prospectus and the other documents filed with the US SEC in connection with the Vialog transaction, Vialog is obligated to file annual, quarterly and special reports, proxy statements and other information with the US SEC. You may read and copy any reports, statements and other information filed with the US SEC at the US SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the other public reference rooms in New York, New York and Chicago, Illinois. Please call the US SEC at 1-800-SEC-0330 for further information on public reference rooms. Filings with the US SEC also are available to the public from commercial document-retrieval services and at the web site maintained by the US SEC at http//www.sec.gov.

Solicitation of Proxies; Interests of Certain Persons in the Transaction

The identity of the people who, under SEC rules, may be considered "participants in the solicitation" of Vialog stockholders in connection with the proposed merger, and a description of their interests, is available in an SEC filing on
Schedule 14A made by Vialog on October 2, 2000.

Forward-Looking Statements

This release contains statements that constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical information or statements of current condition. These statements appear in a number of places in this release and include statements concerning the parties' intent, belief or current expectations regarding future events, including: the transactions; other transactions to which the parties may be a party; competition in the industry; changing technology and future demand for products; changes in business strategy or development plans; ability to attract and retain qualified personnel; worldwide economic and business conditions; regulatory, legislative and judicial developments; financing plans; and trends affecting the parties' financial condition or results of operations. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward-looking statements as a result of various factors. Although management of the parties believe that their expectations reflected in the forward looking statements are reasonable based on information currently available to them, they cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward-looking statements. In any event, these statements speak only as of the date of this release. The parties undertake no obligation to revise or update any of them to reflect events or circumstances after the date of this release, or to reflect new information or the occurrence of unanticipated events. Readers are referred to Vialog's Annual Report to {H:\pa\corp\13997\07103\A0407570.DOC}-30-

Stockholders and Genesys Conferencing's and Vialog's other filings with the US SEC for a discussion of these and other important risk factors concerning the parties and their respective operations.

                                  MEMORANDUM


To:    All Vialog Employees
From:  Kim Mayyasi, CEO
Date:  October 2, 2000
------------------------------------------------------------------------------

     On behalf of Vialog and its Board of Directors, I am pleased to announce that Vialog has entered into a definitive agreement to be acquired by Genesys Conferencing. This is a great opportunity for Vialog, its employees, customers, and shareholders. Combined, the new company will become the No.1 independent conferencing company worldwide. This is both positive and exciting for Vialog, as it will expand our capabilities to serve customers in overseas conferencing.

     Genesys Conferencing is based in Montpellier, France, with United States facilities located in Colorado and Hawaii. I will become Chief Executive Officer of Genesys Conferencing's U.S. operations. The Vialog management team will play an integral role in the U.S. operations. Our combined company will serve over 16,000 customers.

     Utilizing Genesys Conferencing's banking relationships, commitments have been received to refinance Vialog's outstanding debt.

     This merger of Vialog with Genesys Conferencing is a great growth story for both companies and truly a wonderful opportunity for Vialog and you, our employees. There are certain requirements that will now need to be met prior to the closing of this acquisition, including securing shareholder approval. These could take four to six months to complete. During this time I ask all employees to continue to provide the high level of commitment and service to our customers.

     You are all invited to attend a conference call Q&A session for all Vialog and Genesys employees at 2:15 PM today, Monday, October 2, 2000, that I will be conducting along with Genesys Conferencing Chairman and CEO, Francois Legros.
It is important to note that this will be the first linked conferencing event between our two companies. Please dial 877-679-9049 (toll free) or 952-556-2803 to participate.

     More information about Genesys Conferencing and the acquisition can be found at www.genesys.com/vialog. Over the next few weeks I will be visiting
         ----------------------
each call center to address your questions in more detail. Thank you for your continued support and professionalism.

US SEC Filings

Genesys Conferencing plans to file a Registration Statement on Form F-4 with the US SEC in connection with the Vialog transaction. The Form F-4 will contain an exchange offer prospectus, a proxy statement for Vialog's special meeting and other documents. Vialog plans to mail the proxy statement/prospectus contained in the Form F-4 to its stockholders. The Form F-4 and proxy statement/prospectus will contain important information about Genesys Conferencing, Vialog, the Vialog transaction and related matters. Investors and stockholders should read the proxy statement/prospectus and the other documents filed with the US SEC in connection with the Vialog transaction carefully before they make any decision with respect to the Vialog transaction. A copy of the merger agreement with respect to the Vialog transaction has been filed by Vialog as an exhibit to its Form 8-K dated October 2, 2000. The Form F-4, the proxy statement/prospectus, the Form 8-K and all other documents filed with the US SEC in connection with the transaction will be available when filed free of charge at the US SEC's web site at www.sec.gov. In addition, the proxy statement/prospectus, the Form 8-K and all other documents filed with the US SEC in connection with the Vialog transaction will be made available to investors free of charge by calling or writing to:


Genesys S.A.
Pierre Schwich
4 Rue Jules Ferry, BP 1145
34008 Montpellier, Cedex 1, France
Phone:  33 4 67062755
Email:  pierre.schwich@genesys.com

Vialog Corporation
Michael E. Savage
32 Crosby Drive
Bedford, MA  01730
Phone:  781-761-6200
Email:  msavage@vialog.com

In addition to the Form F-4, the proxy statement/prospectus and the other documents filed with the US SEC in connection with the Vialog transaction, Vialog is obligated to file annual, quarterly and special reports, proxy statements and other information with the US SEC. You may read and copy any reports, statements and other information filed with the US SEC at the US SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the other public reference rooms in New York, New York and Chicago, Illinois. Please call the US SEC at 1-800-SEC-0330 for further information on public reference rooms. Filings with the US SEC also are available to the public from commercial document-retrieval services and at the web site maintained by the US SEC at http//www.sec.gov.

Solicitation of Proxies; Interests of Certain Persons in the Transaction

The identity of the people who, under SEC rules, may be considered "participants in the solicitation" of Vialog stockholders in connection with the proposed merger, and a description of their interests, is available in an SEC filing on
Schedule 14A made by Vialog on October 2, 2000.

Forward-Looking Statements

This release contains statements that constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical information or statements of current condition. These statements appear in a number of places in this release and include statements concerning the parties' intent, belief or current expectations regarding future events, including: the transactions; other transactions to which the parties may be a party; competition in the industry; changing technology and future demand for products; changes in business strategy or development plans; ability to attract and retain qualified personnel; worldwide economic and business conditions; regulatory, legislative and judicial developments; financing plans; and trends affecting the parties' financial condition or results of operations. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward-looking statements as a result of various factors. Although management of the parties believe that their expectations reflected in the forward looking statements are reasonable based on information currently available to them, they cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward-looking statements. In any event, these statements speak only as of the date of this release. The parties undertake no obligation to revise or update any of them to reflect events or circumstances after the date of this release, or to reflect new information or the occurrence of unanticipated events. Readers are referred to Vialog's Annual Report to Stockholders and Genesys Conferencing's and Vialog's other filings with the US SEC for a discussion of these and other important risk factors concerning the parties and their respective operations.

                    Question & Answer of Employee Questions
                    ---------------------------------------

  Q:  When will the deal close?

  A: Certain conditions will need to be met, including listing Genesys Conferencing's ADSs (American Depositary Shares) on Nasdaq, and then exchanging Vialog shares for the ADSs, but we expect approximately 6 months.

  Q:  Will any call centers be closed?

  A: There are no plans to close any of our call centers. Integration and operational plans have not been addressed at this time. We will be working to develop and formalize these plans.

  Q:  Is my job protected?

  A:  There are no plans at this time for any reduction in force.

  Q:  What will happen to my stock options?

  A: Stock options will continue to vest per the Vialog Stock Option Plans and the shares received upon exercise will be converted into Genesys Conferencing's shares.

  Q:  What are we getting for the stock?

  A: If the transaction closed today, $13.26 per Vialog share. This price will vary with certain price collars, adjusting upward or downward depending on price fluctuations in the Genesys Conferencing stock.

  Q:  What is the benefit to our customer?

  A: There is significant synergy between the two Companies. Combined we will be an international conferencing power with a global offering, expanding our capabilities for our larger customers.

  Q:  Will there be a change in management?

  A: Kim Mayyasi will be the CEO for Genesys Conferencing's United States operation and the Vialog management team will be integral to these operations.

  Q:  Could the deal not go through?

  A: There are various requirements that need to be met, but we are confident that it will be completed successfully.

  Q:  Will there be opportunities for overseas employment?

  A: The Company strongly believes in employing from within and will continue to do so. There may be some potential for international opportunities.

  Q:  How can I find out more about Genesys Conferencing?
  A:  You can look Genesys Conferencing up on their website:  www.genesys.com

  Q:  Is this a good thing?

  A: We see this as a great opportunity for Vialog, its employees, customers and shareholders. Combined with Genesys Conferencing, we will be a part of the number one independent conferencing company in the United States and the world. There is significant synergy between the two companies that will continue Vialog's growth story.


US SEC Filings

Genesys Conferencing plans to file a Registration Statement on Form F-4 with the US SEC in connection with the Vialog transaction. The Form F-4 will contain an exchange offer prospectus, a proxy statement for Vialog's special meeting and other documents. Vialog plans to mail the proxy statement/prospectus contained in the Form F-4 to its stockholders. The Form F-4 and proxy statement/prospectus will contain important information about Genesys Conferencing, Vialog, the Vialog transaction and related matters. Investors and stockholders should read the proxy statement/prospectus and the other documents filed with the US SEC in connection with the Vialog transaction carefully before they make any decision with respect to the Vialog transaction. A copy of the merger agreement with respect to the Vialog transaction has been filed by Vialog as an exhibit to its Form 8-K dated October 2, 2000. The Form F-4, the proxy statement/prospectus, the Form 8-K and all other documents filed with the US SEC in connection with the transaction will be available when filed free of charge at the US SEC's web site at www.sec.gov. In addition, the proxy statement/prospectus, the Form 8-K and all other documents filed with the US SEC in connection with the Vialog transaction will be made available to investors free of charge by calling or writing to:

Genesys S.A.
Pierre Schwich
4 Rue Jules Ferry, BP 1145
34008 Montpellier, Cedex 1, France
Phone: 33 4 67062755
Email: pierre.schwich@genesys.com

Vialog Corporation
Michael E. Savage
32 Crosby Drive
Bedford, MA  01730
Phone:  781-761-6200
Email:  msavage@vialog.com

In addition to the Form F-4, the proxy statement/prospectus and the other documents filed with the US SEC in connection with the Vialog transaction, Vialog is obligated to file annual, quarterly and special reports, proxy statements and other information with the US SEC. You may read and copy any reports, statements and other information filed with the US SEC at the US SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the other public reference rooms in New York, New York and Chicago, Illinois. Please call the US SEC at 1-800-SEC-0330 for further information on public reference rooms. Filings with the US SEC also are available to the public from commercial document-retrieval services and at the web site maintained by the US SEC at http//www.sec.gov.

Solicitation of Proxies; Interests of Certain Persons in the Transaction

The identity of the people who, under SEC rules, may be considered "participants in the solicitation" of Vialog stockholders in connection with the proposed merger, and a description of their interests, is available in an SEC filing on
Schedule 14A made by Vialog on October 2, 2000.

Forward-Looking Statements

This release contains statements that constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical information or statements of current condition. These statements appear in a number of places in this release and include statements concerning the parties' intent, belief or current expectations regarding future events, including: the transactions; other transactions to which the parties may be a party; competition in the industry; changing technology and future demand for products; changes in business strategy or development plans; ability to attract and retain qualified personnel; worldwide economic and business conditions; regulatory, legislative and judicial developments; financing plans; and trends affecting the parties' financial condition or results of operations. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward-looking statements as a result of various factors. Although management of the parties believe that their expectations reflected in the forward looking statements are reasonable based on information currently available to them, they cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward-looking statements. In any event, these statements speak only as of the date of this release. The parties undertake no obligation to revise or update any of them to reflect events or circumstances after the date of this release, or to reflect new information or the occurrence of unanticipated events. Readers are referred to Vialog's Annual Report to Stockholders and Genesys Conferencing's and Vialog's other filings with the US SEC for a discussion of these and other important risk factors concerning the parties and their respective operations.